SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 10, 2004

                 FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            TEXAS                        0-026686               76-0465087
----------------------------           -----------            -------------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                  File No.)          Identification No.)

                    675 Bering, Suite 710, Houston, TX 77057
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 977-2600

                                "NOT APPLICABLE"
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 7.01 Regulation FD Disclosure.

      The following information is being furnished under Item 12.

      On September 10, 2004, First Investors Financial Services Group, Inc. issued a press release announcing their first quarter financial results for the period ended July 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

      Exhibit 99.1
      Press release dated September 10, 2004.

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                First Investors Financial Services Group, Inc.

Date: September 10, 2004        By: /s/ Bennie H. Duck
                                    --------------------------------------------
                                    Bennie H. Duck
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

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                                                                    Exhibit 99.1

(ATTACHED PRESS RELEASE)